    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 1, 1999
                                                       REGISTRATION NO. 333-
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                    FORM S-1
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------

                               VIXEL CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

              DELAWARE                               3669                              84-1176506
  (STATE OR OTHER JURISDICTION OF        (PRIMARY STANDARD INDUSTRIAL               (I.R.S. EMPLOYER
   INCORPORATION OR ORGANIZATION)        CLASSIFICATION CODE NUMBER)             IDENTIFICATION NUMBER)

                         11911 NORTHCREEK PARKWAY SOUTH
                           BOTHELL, WASHINGTON 98101
                                 (425) 806-5509
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                               JAMES M. MCCLUNEY
                     PRESIDENT AND CHIEF EXECUTIVE OFFICER
                               VIXEL CORPORATION
                         11911 NORTHCREEK PARKWAY SOUTH
                           BOTHELL, WASHINGTON 98101
                                 (425) 806-5509
 (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)

                                   COPIES TO:

              JAMES C.T. LINFIELD, ESQ.                                GREGORY M. GALLO, ESQ.
               GREGORY B. ABBOTT, ESQ.                            GRAY CARY WARE & FREIDENRICH LLP
                  COOLEY GODWARD LLP                                    400 HAMILTON AVENUE
                 5200 CARILLON POINT                                    PALO ALTO, CA 94301
               KIRKLAND, WA 98033-7355                                     (650) 833-2000
                    (425) 893-7700

        APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
   As soon as practicable after the Registration Statement becomes effective.

    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act, check the following box. [ ]

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] 333-81347

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement number for the same offering. [ ]
---------------

    If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration number of the earlier effective registration statement for the same offering. [ ]
---------------

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

                        CALCULATION OF REGISTRATION FEE

---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
                                                               PROPOSED MAXIMUM     PROPOSED MAXIMUM
   TITLE OF EACH CLASS OF SECURITIES        AMOUNT TO BE      OFFERING PRICE PER   AGGREGATE OFFERING        AMOUNT OF
           TO BE REGISTERED               REGISTERED(1)(2)         SHARE(3)             PRICE(3)         REGISTRATION FEE
---------------------------------------------------------------------------------------------------------------------------
Common Stock, $0.0015 par value........        690,000              $18.00             $12,420,000           $3,453(4)
---------------------------------------------------------------------------------------------------------------------------
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

(1) Includes 90,000 shares which the underwriters have the option to purchase to cover over-allotments, if any.

(2) Does not include 4,255,000 shares of Common Stock previously registered for which the registration fee has previously been paid.

(3) The proposed maximum offering price per share and the proposed maximum aggregate offering price are based on the $18.00 offering price for the shares of Common Stock offered hereby.

(4) Calculated pursuant to Rule 457(a).
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

               INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

     This Registration Statement filed under the Securities Act of 1933, as amended, by Vixel Corporation (the "Company") with the Securities and Exchange Commission (the "Commission") hereby incorporates by reference the contents of the Registration Statement on Form S-1, as amended and declared effective on September 30, 1999 by the Commission (File No. 333-81347), relating to the offering of up to 4,255,000 shares of Common Stock of the Company initially filed on June 23, 1999, including each of the documents filed by the Company with the Commission as exhibits thereto.

                                 CERTIFICATION

     The Company hereby certifies to the Commission that it has instructed its bank to pay the Commission the filing fee of $3,453 for the additional securities being registered hereby as soon as practicable (but in any event no later than the close of business on October 1, 1999); that it will not revoke such instructions; that it has sufficient funds in the relevant account to cover the amount of the filing fee; and that it undertakes to confirm receipt of such instructions by the bank on October 1, 1999.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the Company has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereinto duly authorized, in the City of Bothell, State of Washington, on the 30th day of September, 1999.

                                       VIXEL CORPORATION

                                       By:                   *
                                         ---------------------------------------
                                                    James M. McCluney
                                          President and Chief Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

                      SIGNATURE                                    TITLE                      DATE
                      ---------                                    -----                      ----
                          *                              President, Chief Executive    September 30, 1999
-----------------------------------------------------       Officer and Director
                  James M. McCluney                    (Principal Executive Officer)

                 /s/ KURTIS L. ADAMS                      Vice President and Chief     September 30, 1999
-----------------------------------------------------   Financial Officer (Principal
                   Kurtis L. Adams                         Finance and Accounting
                                                                  Officer)

                          *                               Chairman of the Board of     September 30, 1999
-----------------------------------------------------            Directors
                 Gregory R. Olbright

                          *                                       Director             September 30, 1999
-----------------------------------------------------
                    Kevin A. Fong

                          *                                       Director             September 30, 1999
-----------------------------------------------------
                 Charles A. Hagerty

                          *                                       Director             September 30, 1999
-----------------------------------------------------
                  Juan A. Rodriguez

                          *                                       Director             September 30, 1999
-----------------------------------------------------
                  Timothy M. Spicer

                          *                                       Director             September 30, 1999
-----------------------------------------------------
                  Werner F. Wolfen

               By: /s/ KURTIS L. ADAMS
  -------------------------------------------------
                   Kurtis L. Adams
                 (Attorney-in-Fact)

                                 EXHIBIT INDEX

EXHIBIT
NUMBER                            DESCRIPTION
-------                           -----------
  5.1     Opinion of Cooley Godward LLP.
 23.1     Consent of PricewaterhouseCoopers LLP, Independent
          Accountants.
 23.2     Consent of KPMG LLP, Independent Accountants.
 23.3     Consent of PricewaterhouseCoopers LLP, Independent
          Accountants.
 23.4     Consent of Counsel (see Exhibit 5.1).
 24.1+    Power of Attorney.

---------------
+ Incorporated by reference to the Signature Page of the Company's Registration
  Statement on Form S-1 (File No. 333-81347) initially filed on June 23, 1999.